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              EXHIBIT 1.1 - REGISTRANT'S CORPORATE STRUCTURE CHART

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
                                           INTERNATIONAL URANIUM CORPORATION
                                                        (CANADA)
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  *
                      *                                     *                                    *
                      *                                     *                                    *
                    100%                                    *                                  100%
           INTERNATIONAL URANIUM                            *                         INTERNATIONAL URANIUM
           (ALBERTA) CORPORATION                            *                             (BERMUDA I) LTD
                  (CANADA)                                  *                                (BERMUDA)
                                                            *                                    *
                                                            *                                    *
                                                            *                                    *
                      * * * * * * * * * * * * * * * * * * * *                                    *
                      *                                                                        100%
                      *                                                            INTERNATIONAL URANIUM COMPANY
                      *                                                                  (MONGOLIA), LTD.
                    100%                                                                     (BERMUDA)
       INTERNATIONAL URANIUM HOLDINGS                                                            *
         CORPORATION (DELAWARE, USA)                                                             *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          *
                      *                                                                         70%
                      *                                                                   GURVAN SAIHAN
                      * * * * * * * * * * * * * * * * * * * *                             JOINT VENTURE
                                                            *                                  CORP.
                                                            *                               (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
         * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  *
         *                              *                   *                *                          *
         *                              *                   *                *                          *
         *                              *                   *                *                          *
       100%                            100%                 *               100%                      100%
   INTERNATIONAL                    IUC WHITE               *         IUC EXPLORATION               IUC RENO
   URANIUM (USA)                    MESA LLC                *        LLC (COLORADO, USA)            CREEK LLC
    CORPORATION                  (COLORADO, USA)            *                                    (COLORADO, USA)
  (DELAWARE, USA)                                           *
                                                            *
                                                            *
           * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  *
           *                               *                            *                           *
           *                               *                            *                           *
           *                               *                            *                           *
          100%                            100%                         100%                        100%
     IUC SUNDAY MINE                  IUC COLORADO                  IUC ARIZONA               IUC PROPERTIES
   LLC (COLORADO, USA)                 PLATEAU LLC                   STRIP LLC              LLC (COLORADO, USA)
                                     (COLORADO, USA)              (COLORADO, USA)
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